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FINANCIAL                                       n e w s
RELATIONS BOARD



        FOR YOUR INFORMATION:               RE:     TEFRON LTD.
                                                    28 CHIDA STREET
                                                    BNEI-BRAK  51371
                                                    ISRAEL
                                                    (NYSE:  TFR)


AT THE COMPANY:                           AT FINANCIAL RELATIONS BOARD:

Gil Rozen, Chief Financial Officer        Marilynn Meek -
Tefron Ltd.                               General Info (212) 445-8451
972-3-579-8701
Fax: 972-3-579-8715


FOR IMMEDIATE RELEASE
July 29, 2004

                      TEFRON LTD. SCHEDULES CONFERENCE CALL
                TO DISCUSS SECOND QUARTER 2004 FINANCIAL RESULTS

BNEI-BRAK, ISRAEL -JULY 29, 2004 -Tefron Ltd. (NYSE:TFR) announced today that it will release second quarter financial results for the quarter ended June 30, 2004 on Tuesday, August 10, 2004. In conjunction with its release, the Company will host a conference call to discuss the release on Tuesday, August 10, 2004 at 10:00 a.m. Eastern Time.

Individuals wishing to participate on the conference call can access the live call and conference call via the web at WWW.VIAVID.NET by dialing 800-218-0713, domestically and 303-262-2125, internationally. A replay of the call will be available through August 17, 2004 by dialing 800-405-2236 for domestic callers and 303-590-3000 for international callers. The pass code for the replay is 11004852.

THIS PRESS RELEASE CONTAINS CERTAIN FORWARD-LOOKING STATEMENTS WITH RESPECT TO THE COMPANY'S BUSINESS, FINANCIAL CONDITION AND RESULTS OF OPERATIONS. THESE FORWARD LOOKING STATEMENTS ARE SUBJECT TO RISKS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE CONTEMPLATED IN SUCH FORWARD-LOOKING STATEMENTS, INCLUDING, BUT NOT LIMITED TO, FLUCTUATIONS IN PRODUCT DEMAND, ECONOMIC CONDITIONS AS WELL AS CERTAIN OTHER RISKS DETAILED FROM TIME TO TIME IN THE COMPANY'S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION. THE COMPANY UNDERTAKES NO OBLIGATION TO PUBLICLY RELEASE ANY REVISIONS TO THESE FORWARD-LOOKING STATEMENTS TO REFLECT EVENTS OR CIRCUMSTANCES AFTER THE DATE HEREOF OR TO REFLECT THE OCCURRENCE OF UNANTICIPATED EVENTS.